UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2006

Foldera, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-118799	20-0375035
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd., Suite 1500 Huntington Beach, California		92647
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 766-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

CURRENT REPORT ON FORM 8-K

FOLDERA, INC.

October 19, 2006

Item 3.02. Unregistered Sales of Equity Securities.

On October 19, 2006, we completed a private placement to two institutional accredited investors of 4,166,667 shares of our common stock, at a purchase price of $1.08 per share, for gross proceeds of $4,500,000. The investors were Vision Opportunity Master Fund Ltd., which purchased 3,703,704 shares of our common stock, and Crescent International Ltd., which purchased 462,963 shares of our common stock. As part of the private placement, the investors were issued five-year warrants to purchase up to an aggregate of 2,083,334 shares of our common stock, at an initial exercise price of $1.75. As lead investor, Vision Opportunity Master Fund Ltd. was also issued two additional warrants: (1) a six-month warrant to purchase up to 3,703,704 shares of our common stock, at an initial exercise price of $1.25, and (2) a five-year warrant to purchase up to 1,851,852 shares of our common stock, at an initial exercise price of $2.00.

For each of the five-year warrants, the holder will be able to exercise the warrant on a so-called cashless basis at any time following the one-year anniversary of the closing of the private placement that a registration statement covering the shares of our common stock underlying such warrants is not effective. For the six-month warrant, the holder will be able to exercise the warrant on a cashless basis at any time within the 30-day period prior to the expiration of such warrant that a registration statement covering the shares of our common stock underlying such warrants is not effective.

The net proceeds from the private placement, following the payment of offering-related expenses, will be used by us for our capital expenditure requirements and for working capital and other general corporate purposes. At the closing of the private placement, we paid HPC Capital Management Corp., the exclusive placement agent for the private placement, cash compensation of 8% of the gross proceeds of the private placement and a five-year warrant to purchase up to 416,667 shares of our common stock, at an initial exercise price of $1.08.

We have agreed, pursuant to the terms of a registration rights agreement with the investors, to (i) file a shelf registration statement with respect to the resale of 110% of the shares of our common stock sold to the investors and shares of our common stock issuable upon exercise of the warrants with the SEC within 45 days after the closing date; (ii) use our commercially reasonable efforts to have the shelf registration statement declared effective by the SEC as soon as possible after the initial filing, and in any event no later than 90 days after the closing date (or 150 days in the event of a full review of the shelf registration statement by the SEC), and (iii) keep the shelf registration statement effective until all registrable securities may be sold under Rule 144(k) under the Securities Act of 1933. If 110% of the registrable securities equals or exceeds 50% of our issued and outstanding shares of common stock, the initial shelf registration statement will be limited to 50% of our issued and outstanding shares of common stock minus 10,000 shares, and we will be required to file a shelf registration statement as to the remaining registrable shares at a later date upon the demand of a majority of interest of the registrable shares. If we are unable to comply with any of the above covenants, we will be required to pay liquidated damages to the investors in the amount of 2% of the investors’ purchase price per month (up to a maximum of 10% of the purchase price) of such non-compliance, with such liquidated damages payable either in cash or in additional shares of our common stock, valued for such purpose at 120% of the volume weighted average price of our common stock for the 10 trading days prior to payment.

The investors agreed, pursuant to the securities purchase agreement, not to engage in any short sales (as defined in the agreement) until the earlier of the effective date of the shelf registration statement referred to above or the date when the shares of our common stock sold to the investors and shares of our common stock issuable upon exercise of the warrants are eligible for sale under Rule 144(k) under the Securities Act, with certain restrictions placed on short sales after such time. We also granted the investors the right to participate in future equity financing transactions within the six months following the closing of the private placement and agreed to certain restrictions on our ability to sell our equity securities until 30 days after the effective date of the shelf registration statement.

Finally, we separately agreed to issue an aggregate of 2,121,072 shares of our common stock and warrants to purchase an aggregate of 1,378,968 shares of our common stock at an initial exercise price of $1.75 per share to the investors in our August 2006 private placement in consideration of such investors’ waivers of certain of their registration and other rights.

Other. The common stock, warrants and common stock issuable upon exercise of the warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Regulation D promulgated thereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.

Copies of the definitive agreements relating to the issuance and sale of the common stock and warrants are filed herewith as Exhibits 4.1, 10.1 and 10.2, and are incorporated herein by reference. The foregoing summary descriptions of the definitive agreements are qualified in their entirety by reference to the full texts of each of such exhibits.

On October 20, 2006, we issued a press release announcing the closing of the private placement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock of Foldera, Inc. for each investor.

10.1	Securities Purchase Agreement, dated as of October 19, 2006, among Foldera, Inc., Vision Opportunity Master Fund Ltd. and Crescent International Ltd.

10.2	Registration Rights Agreement, dated as of October 19, 2006, among Foldera, Inc., Vision Opportunity Master Fund Ltd. and Crescent International Ltd.

99.1	Press Release issued by Foldera, Inc. on October 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOLDERA, INC.

Date: October 20, 2006	By:	/s/ Reid Dabney
Reid Dabney
Senior Vice President and Chief Financial Officer